February 15, 2024
Pioneer AMT-Free Municipal Fund
Supplement to the Prospectus dated April 1, 2023
Fund summary
Effective February 28, 2024, the following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John (Jake) Crosby van Roden III, Managing
Director and Director of Municipals, US of
Amundi US and Portfolio Manager (lead
portfolio manager of the fund since February
2024); and Prakash Vadlamani, Senior Vice
President, Associate Portfolio Manager and
Senior Credit Analyst at Amundi US (portfolio
manager of the fund since February 2024)

Management
Effective February 28, 2024, the following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Day-to-day management of the fund's portfolio is the responsibility of John (Jake) Crosby van Roden III and Prakash Vadlamani. Mr. van Roden and Mr. Vadlamani are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of one or more of Amundi US's affiliates. Mr. van Roden, Managing Director and Director of Municipals, US, joined Amundi US in February 2024, and has served as lead portfolio manager of the fund since February 2024. Prior to joining Amundi US, Mr. van Roden was Managing Director and Senior Portfolio Manager at Macquarie Investment Management, which he joined in 2004. Mr. Vadlamani, Senior Vice President,

Associate Portfolio Manager and Senior Credit Analyst at Amundi US, has been a member of the Amundi US Municipals investment team since 2014 and has served as portfolio manager of the fund since February 2024.
33650-00-0224
©2024 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC